Adirondack
SMALL CAP FUND

Ticker: ADKSX

Small-Cap Equity Management
June 2012

For Professional Use Only

Fund Profile

Adirondack Research & Management is the advisor to the Adirondack Small Cap Fund (ADKSX).

- The firm, which is based in Albany, NY, launched the Fund on April 6, 2005 and has been managed since inception by Matt Reiner and Greg Roeder.
- Adirondack utilizes a contrarian investment philosophy, focusing on "out of favor" securities.
- Business plan continues to focus on the Independent Financial Advisor Channel looking for a no-load fund.
- Firm is committed to reducing the Fund's expense ratio as assets increase.
- Targeted capacity for the Adirondack Small Cap Fund is $700MM. Assets under management as of June 30, 2012 were $90MM.

The Adirondack Small Cap Fund (ADKSX) received the 2011 Lipper Fund Award for best Small Cap Value Fund for the 3 year period ending 12/31/10.

Adirondack Small Cap Fund (ADKSX)


Strategy
*Investments are concentrated into best 50 – 80 ideas
*Sector diversification
*Strict exposure guidelines and sell discipline
Process
*Middle-down industry analysis narrows focus and increases efficiency
*Bottom-up fundamental analysis
Philosophy
*Contrarian investors that seek under researched and out of favor companies in every sector.
Management
*Experienced team that has endured down markets
*Significant portion of personal assets invested alongside clients
Performance

Result: The Adirondack Small Cap Fund outperformed the Russell 2000® Value Index by 500 bps (annualized) for the past 5 years (as of 06/30/12). (Source: Russell.com, company data)

Adirondack
SMALL CAP FUND

Fund Performance Summary

As of June 30, 2012


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
20.0%
17.4%
16.9%
-3.9%
-1.4%
-3.2%
4.0%
-1.1%
-0.4%
7.9%
3.9%
1 Year Return
3 Year Return Annualized
5 Year Return Annualized
Annualized Return Inception*
Adirondack SmallCap Fund (ADKSX)
Russell 2000® Value Index
SmallCap Value Peer Group**

*Inception date 4/6/2005
**According to Lipper Research

The Fund commenced operation on April 6, 2005. This data reflects past performance. Total return measures aggregate change. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or redemptions.

Adirondack Investment Philosophy

Adirondack incorporates independent thinking, patience and strict value criteria to choose companies as investments in the Fund. Adirondack allocates capital to those companies that have the best chances of regaining investor support over a three to five year horizon.

Four principles guide Adirondack's investment choices:

- **Companies that are out of favor**
  - Little or no research coverage
  - Industry in transition
  - New management
- **Companies in sectors with encouraging trends**
  - Margins and profitability trends improving
  - Balance sheet and cash flow trends strengthening
- **Companies with improving competitive positions**
  - Reinvigorated work force
  - Competition is exiting
  - New products
- **Companies that manage assets wisely**
  - Sensible buybacks and/or debt reduction
  - Smart acquisitions
  - Insider buying

Adirondack Investment Strategy

Adirondack uses a "middle-down" research approach which identifies attractive industries for investment, eventually paring down to the companies in those industries that make attractive additions to the Fund.

➢ **Conviction**
- Investments are concentrated into best 50 to 80 ideas
- Long-term perspective should minimize annual turnover

➢ **Analyze industries to narrow focus**
- To avoid those with structural problems
- To sidestep "the crowded trade"
- To identify industries in transition

➢ **Exposure guidelines and sell discipline**
- Reduces volatility
- Helps reinforce the risk management culture of the firm
- Review all sectors for value with the notion that the best additions to the portfolio often have little correlation with existing holdings

Process Overview – "Middle-Down, Bottom-Up"


Idea Generation
Preliminary Analysis
Detailed Analysis
Risk/ Reward

- *Screen for valuation, earnings quality, improving trends, and strengthening balance sheets.*

- *"Middle-down" focus narrows universe by eliminating industries that are inherently flawed while simultaneously highlighting those that are overlooked.*

- *Fundamental analysis performed to develop an in-depth understanding of a company's business model and financial health as well as any industry issues.*

- *Focus on risk/reward is paramount. All investments must have asymmetrical risk characteristics. The Fund must be rewarded substantially more for a correct investment decision than the loss exposure resulting from an incorrect one.*

Adirondack
SMALL CAP FUND

Adirondack Management Team

Matthew P. Reiner, CFA - Co-Portfolio Manager/Principal

- Joined Adirondack in February 2005.
- 17 years Financial Services Industry experience. Includes 14 years in Investment Management (Adirondack, Paradigm Capital), 3 years in Equity Research (CL King & Associates).
- Graduate of University at Albany (1993, MBA) and SUNY Plattsburgh (1987, BS).
- Holder of the Chartered Financial Analyst (CFA®) designation since 1999.

Gregory A. Roeder, CFA - Co-Portfolio Manager/Principal

- Founded Adirondack in 2004.
- 24 years Financial Services Industry experience. Includes 11 years in Investment Management (Adirondack, Eddy & Wakefield), 3 years in Equity Research (CL King & Associates), and 10 years in Banking (KeyCorp).
- Graduate of Hofstra University (1994, MBA) and SUNY Plattsburgh (1985, BA).
- Holder of the Chartered Financial Analyst (CFA®) designation since 2002.

Steve Gonick - Chief Marketing Officer/Principal

- Joined Adirondack in July 2009.
- 25 years of Marketing experience with numerous Fortune 500 companies including US West, Bristol-Myers Squibb, and Johnson & Johnson.
- Graduate of Ithaca College (1985, BS).

Fund Profile

Portfolio Statistics	Adirondack Small Cap	Russell 2000® Value Index
Price/Earnings (FY1)	12.4	13.0
Price/Book	.95	1.21
Median Market Cap	$575MM	$425MM
Weighted Avg. Market Cap	$0.94B	$1.04B
R^2 to Russell 2000 Value (daily)	0.79	1.00
Standard Deviation (% year)	22.4%	24.2%
Sharpe Ratio (5 year)	0.25	0.06
Number of Holdings	69	1419

As of 06/30/2012

Fund Profile: Sector Weightings – June 30, 2012

(Underweight)/Overweight Against Benchmark



Technology & Telecommunications
Producer Durables
Energy & Other
Materials & Processing
Utilities
Financial Services
Health Care
Consumer Staples
Consumer Discretionary
Cash
(15)
(10)
(5)
-
5
10
15

	ADKSX	Russell 2000® Value
Technology & Telecommunications	18.2%	11.4%
Producer Durables	5.6%	13.0%
Energy & Other	3.2%	5.8%
Materials & Processing	5.3%	6.9%
Utilities	3.0%	7.7%
Financial Services	26.9%	35.8%
Health Care	11.0%	5.1%
Consumer Staples	10.1%	2.3%
Consumer Discretionary	9.4%	12.1%
Cash	7.3%	0%

Fund Profile

Top Ten Holdings*

Smart Balance Inc.	2.8%
Journal Communications, Inc.	2.4%
Owens & Minor Inc.	2.3%
CNO Financial Group, Inc.	2.3%
UNS Energy Corp.	2.2%
FirstMerit Corp.	2.2%
Coca-Cola Bottling Co.	2.2%
Trinity Biotech PLC. ADS.	2.1%
Knight Capital Group	2.1%
Callaway Golf Company	2.1%
Total % of portfolio	22.8%

*As of 06/30/2012

Expenses

Gross Expense Ratio	1.66%
Net Expense Ratio* (includes waivers)	1.48%
12b-1 Distribution Fees	None
Sales Load	None
Redemption Fees	1.00%

(on shares held for less than 30 days)

* The Advisor has contractually agreed to waive fees or reimburse the Fund to the extent necessary to maintain the Fund's total annual operating expenses at 1.48% until July 31, 2012, subject to termination by the Fund on 60 days' written notice

Investment Minimums

Regular Account	$3,000
Automatic Reinvestment	$50
IRA Account	$1,000

Fund Risk Control

The portfolio is concentrated in Adirondack's best ideas with diversification among the major industry sectors.

Stocks are ranked weighing potential price appreciation against a number of downside risk factors (e.g. share liquidity, competition, earnings volatility, financial leverage). The highest ranked names merit investment subject to the following constraints:

- **Portfolio limitations**
  - Maximum position size of 5%
  - Maximum sector exposure of 30%
  - Maximum industry exposure of 10%

- **Weekly portfolio strategy meetings**
  - Evaluate new information on current holdings
  - Discuss potential new holdings
  - Review sector/position weightings
  - Compare performance of holdings versus industry

- **Sell discipline**
  - Positions are typically sold when price targets are reached
  - Reduce positions exceeding 5% of portfolio
  - Sell when investment thesis changes

Investment Examples

What worked…..

Dreamworks Animation (DWA)



1/12/11
Last Sale
Feb. 2010 ($42.01)
Purchase
July 2005 ($23.90)
✓ DWA provided solid upside with minimal downside.
05
06
07
08
09
10
Million

- ✓ Analysis indicated industry was overlooked, had high barriers to entry and was transitioning to a more mature growth phase.
- ✓ Bottom-up analysis revealed company with a strong balance sheet, improving profitability, and free cash flow trends.
- ✓ Downside risk was limited, while upside potential was significant.
- ✓ Initiated on 07/28/05, built position over next 5 months at an average cost of $25.71. Exited the entire position over the course of 5 months ending Q1 2010 as stock surpassed target price.

What didn't…..

Flanders Corp (FLDR)

- ✓ Middle-down analysis suggested FLDR could benefit from industry consolidation.
- ✓ Bottom-up analysis revealed that the company was reducing unneeded capacity while improving product quality and customer service levels.
- ✓ Valuation indicated company was inexpensive on an absolute basis. Shares traded near book value. FLDR's enterprise value was less than 50% of revenue, which was a substantial discount to peers.
- ✓ Initiated on 09/15/09, built bulk of position within a month at an average cost of $5.30. Exited position by the end of Q2 2010 after disappointing cash flow, Management/Board changes and a change in auditors.



FLDR Weekly
1/12/11
Sold
June 2010 ($3.47)
Purchased
Sept. 2009 ($5.39)
✓ Sold when original investment thesis was impaired.
Volume

Adirondack
SMALL CAP FUND

Why Adirondack?

•**Focus -** Employee owned ARMI focuses on Small Cap stocks. Investment professionals invest alongside shareholders.

•**Research Intensive** - We look for companies in transition but with strong foundations for future growth. Key ingredients include a strong competitive position, improving trends, cash generation, sensible capital allocation, and strong management.

•**Concentrated Portfolio -** Ideas are culled from sources ranging from proprietary screens/valuation models to traditional sources such as trade journals, industry contacts, and personal observations. Our investments are concentrated in our best fifty to eighty ideas.

•**Low Turnover -** We are patient, however, we will sell when the original investment thesis no longer applies or the shares appreciate beyond our price target.

Contact Information

Adirondack Small Cap Fund (ADKSX)
2390 Western Avenue
Guilderland, New York 12084
(518) 690-0470

Matthew Reiner
Co-Portfolio Manager
mreiner@adirondackfunds.com

Gregory Roeder
Co-Portfolio Manager
groeder@adirondackfunds.com

Steve Gonick
Chief Marketing Officer
sgonick@adirondackfunds.com
518-256-3499

www.adirondackfunds.com